EXHIBIT 10.4

STOCK OPTION PLAN

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)
"Administrator" means, initially, the secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

	(b)	"Award Date" means the date on which the Board grants a particular Option;

	(c)	"Board" means the board of directors of the Company;

	(d)	"Company" means PMI Ventures Ltd. or any "affiliate" (as defined under the Company Act, R.S.B.C. 1996, c. 62, as amended);

(e)
“Consultant” means an individual or a Consultant Company, other than an Employee or a Director, engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or an affiliate of the Company under a written contract, that spends or will spend a significant amount of time and attention on the business and affairs of the Company or an affiliate of the Company and has a relationship with the Company or an affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

	(f)	“Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

	(g)	"Director" means any individual holding the office of director of the Company;

(h)
“Employee” means an individual regularly employed on a full-time or part-time basis by the Company or an affiliate of the Company or an individual who, on a regular basis and for a minimum amount of time per week, performs services for the Company or an affiliate of the Company normally provided by an employee, and for the purpose of the Plan includes a Management Company Employee;

(i)
“Exchange” means the TSX Venture Exchange or, if the Shares are no longer listed for trading on the TSX Venture Exchange, then such other exchange(s) or quotation systems(s) on which the Shares are listed or quoted for trading;

	(j)	"Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder;

(k)
"Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date, subject to the provisions of the Plan relating to vesting of Options;

	(l)	"Exercise Price" means the price at which an Option may be exercised as determined in accordance with paragraph 3.5;

	(m)	"Expiry Date" means the date determined in accordance with paragraph 3.3 and after which a particular Option cannot be exercised;

(n)
“Management Company Employee” means an individual employed by a person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a person involved in investor relations activities;

	(o)	"Option" means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

	(p)	"Option Certificate" means the certificate, substantially in the form set out as Schedule "A" hereto, evidencing an Option;

(q)
"Option Holder" means a Director, Employee or Consultant or former Director, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

	(r)	"Plan" means this PMI Ventures Ltd. stock option plan, as amended from time to time;

	(s)	"Personal Representative" means:

(i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so, and

(ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder; and

	(t)	"Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital of the Company.

1.2	Choice of Law

The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

1.3	Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE 2
PURPOSE AND PARTICIPATION

2.1           Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments.

2.2           Participation

The Board shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option or to a Director, the Board shall, in its sole discretion but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee or a Consultant, the number of Shares to be acquired on the exercise of such Option, shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)	the remuneration paid to the Employee or Consultant as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b)	the length of time that the Employee or Consultant has been employed or engaged by the Company; and

(c)	the quality of work performed by the Employee or Consultant.

2.3           Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4            Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5           Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee or a Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

3.1           Board to Allot Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2           Number of Shares

The maximum number of Shares issuable under the Plan, together with the number of Shares issuable under outstanding options granted otherwise than under the Plan, shall not exceed 2,466,047 Shares of the Company. Additionally, the Company shall not grant Options:

(a)	to any one person in any one year period which could, when exercised, result in the issuance of Shares exceeding five percent (5%) of the issued and outstanding Shares of the Company; or

(b)	to any one Consultant in any one year period which could, when exercised, result in the issuance of Shares exceeding two percent (2%) of the issued and outstanding Shares of the Company; or

(c)
to persons employed to undertake investor relations activities in any one year period which could, when exercised, result in the issuance of Shares exceeding an aggregate of two percent (2%) of the issued and outstanding Shares of the Company.

If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which Option expired or terminated shall again be available for the purposes of the Plan.

3.3            Term of Option

Subject to paragraph 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than:

(a)	for so long as the Company is classified as a venture company or equivalent designation of the Exchange, the fifth anniversary of the Award Date of Option; or

(b)
if the classification of the Company on the Exchange is upgraded from that of venture company, or the Shares are no longer listed on the Exchange, the tenth anniversary of the Award Date of the Option.

3.4            Termination of Option

An Option Holder may exercise an Option, subject to any applicable vesting limitations as contemplated herein, in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia, on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (c) below:

(a)

Death

In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee or Consultant (if he or she holds his or her Option as Employee or Consultant), the Expiry Date shall be six (6) months from the date of death of the Option Holder; or

(b)	Ceasing to hold Office In the event that the Option Holder holds his or her Option as Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director of the Company but continues to be engaged by the Company as an Employee, in which case the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be a Director of the Company as a result of:

(i)
ceasing to meet the qualifications set forth in section 114 of the Company Act, R.S.B.C. 1996, c.62, as amended or such other qualifications required by the corporate laws in any other jurisdiction under which the Company is continued or amalgamated; or

(ii)
a resolution having been passed by the members of the Company pursuant to subsection 130(3) of the Company Act, R.S.B.C. 1996, c.62, as amended or an equivalent enactment pursuant to the corporate laws in any other jurisdiction under which the Company is continued or amalgamated; or

(iii)	by order of the British Columbia Securities Commission, the Exchange or any regulatory body having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)

Ceasing to be Employed

In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be an Employee or a Consultant of the Company unless the Option Holder ceases to be an Employee or Consultant of the Company as a result of:

	(i)	termination for cause, or in the case of a Consultant, breach of contract; or

	(ii)	by order of the British Columbia Securities Commission, the Exchange, or any regulatory body having jurisdiction to so order;

in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.5            Exercise Price

The Exercise Price shall be that price per share, as determined by the Board in its sole discretion as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, shall not be less than the closing price of the Company’s shares traded through the facilities of the Exchange on the date preceding the Award Date, less any discounts permitted by the Exchange, or such other price as may be required by the Exchange.

3.6            Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.7            Adjustments

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the "Event"), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Option unless such amount of Shares represents the balance left to be exercised under the Option.

3.8            Vesting

For so long as the Company is classified as a Tier 2 company on the Exchange, all Options granted pursuant to the Plan must contain conditions relating to the vesting of the right to exercise an Option granted to any Option Holder, which will provide that the right to purchase shares under the Option may not be exercised any earlier than the following times (although the Board may impose longer vesting periods):

Date After Which the Shares
Number of Shares	May be Purchased

One Third	Six Months After Award Date

One Third	One Year Following the Award Date

One Third	Eighteen Months Following the Award Date

In the event that the classification of the Company on the Exchange is upgraded from that of a Tier 2 company, or the Company’s common shares are no longer listed on the Exchange, the Board may, in it’s sole discretion at the time the Option is granted, but will not be required to, impose conditions relating to the vesting of the right to exercise an Option granted to any Option Holder.

The Option Certificate representing any such Option will disclose any vesting conditions.

3.9            Grants to Employees, Consultants or Management Company Employees

In connection with any Option granted to an Employee, a Consultant or a Management Company Employee, the Company will be required to represent that the proposed Option Holder is a bona fide Employee, Consultant or Management Company Employee.

ARTICLE 4
EXERCISE OF OPTION

4.1            Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2            Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of Shares available under the Option.

4.3            Condition of Issue

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully cooperate with the Company in complying with such laws, rules and regulations.

ARTICLE 5
ADMINISTRATION

5.1            Administration

The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

5.2            Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE 6
AMENDMENT AND TERMINATION

6.1            Prospective Amendment

Subject to applicable regulatory and, if required by any relevant law, rule or regulation applicable to the Plan, to shareholder approval, the Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares or for any other purpose which may be permitted by all relevant laws, rules and regulations provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

6.2            Retrospective Amendment

Subject to applicable regulatory and, if required by any relevant law, rule or regulation applicable to the Plan, to shareholder approval, the Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted. For greater certainty, the policies of the Exchange currently requires that disinterested shareholder approval be obtained for any reduction in the Exercise Price of any Option held by an insider of the Company.

6.3            Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination and notwithstanding such termination the Company, such Options, Option Holders, Directors and Employees and Shares shall continue to be governed by the provisions of the Plan.

6.4            Agreement

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan.

ARTICLE 7
APPROVALS REQUIRED FOR PLAN

7.1            Approvals Required for Plan

Prior to its implementation by the Company, the Plan is subject to approvals by the shareholders of the Company at general meeting and the Exchange.

7.2            Substantive Amendments to Plan

Any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals of:

(a)
the shareholders or disinterested shareholders, as the case may be, of the Company at general meeting where required by the rules and policies of any stock exchange on which the Shares may be listed for trading; and

(b)	any stock exchange on which the Shares may be listed for trading.

SCHEDULE "A"

PMI VENTURES LTD.
STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the PMI VENTURES LTD. (the "Company") Stock Option Plan (the "Plan") and evidences that_____________________ is the holder of an option (the "Option") [and applicable stock appreciation rights] to purchase up to ______________________ common shares (the "Shares") in the capital stock of the Company at a purchase price of $_______ per Share. Subject to the provisions of the Plan:

(a)	the Award Date of this Option is ______________________________________ ; and

(b)	the Expiry Date of this Option is ______________________________________ .

The right to purchase shares under the Option will vest in the holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to PMI Ventures Ltd. in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

The foregoing Option has been awarded this ___ day of _______________.

Without prior written consent of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate and the shares issuable upon the exercise thereof my not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until _____________________ [ insert date that is four months plus one day from the date of grant].

[Unless permitted under securities legislation, the holder of the securities shall not trade the securities before ‚ insert date that is four months plus one day from the date of grant or 12 months plus one day if the company is not a qualifying issuer.] THIS LEGEND IS NECESSARY ONLY IN LIMITED CIRCUMSTANCES FOR GRANTS TO ASSOCIATED OR IR CONSULTANTS UNDER 45-507]

PMI VENTURES LTD.

Per: ____________________________________________

SCHEDULE "B"

EXERCISE NOTICE

TO:	The Administrator, Stock Option Plan
PMI VENTURES LTD.
Suite 1760, 750 West Pender Street
Vancouver, British Columbia V6C 2T8

1.               Exercise of Option

The undersigned hereby irrevocably gives notice, pursuant to the PMI Venture Ltd. (the "Company") Stock Option Plan (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	____________________________of the Shares which are the subject of the option certificate attached hereto.

Calculation of total Exercise Price:

(i)	number of Shares to be acquired on exercise:		shares

(ii)	times the Exercise Price per Share:	$

	Total Exercise Price, as enclosed herewith:	$

The undersigned tenders herewith a cheque or bank draft (circle one) in the amount of $ ,payable to PMI Ventures Ltd. in an amount equal to the total Exercise Price of the Shares, as calculated above, and directs the Company to issue the share certificate evidencing the Shares in the name of the undersigned to be mailed to the undersigned at the following address:

________________________________________________________

________________________________________________________

________________________________________________________

________________________________________________________

OR:

The Company is directed to issue the share certificate evidencing the Shares in the name of the undersigned for mailing at the following address:

________________________________________________________

________________________________________________________

________________________________________________________

________________________________________________________

All capitalized terms, unless otherwise defined in this exercise notice, will have the meaning provided in the Plan.

DATED the _____ day of ______________________________________.

Witness	Signature of Option Holder

Name of Witness (Print)	Name of Option Holder (Print)

AMENDED AND RESTATED STOCK OPTION PLAN

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1            Definitions

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)
"Administrator" means, initially, the secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

(b)	"Award Date" means the date on which the Board grants a particular Option;

(c)	"Board" means the board of directors of the Company;

(d)	"Company" means PMI Ventures Ltd. or any "affiliate" (as defined under the Company Act, R.S.B.C. 1996, c. 62, as amended);

(e)
“Consultant” means an individual or a Consultant Company, other than an Employee or a Director, engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or an affiliate of the Company under a written contract, that spends or will spend a significant amount of time and attention on the business and affairs of the Company or an affiliate of the Company and has a relationship with the Company or an affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

(f)	“Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

(g)	"Director" means any individual holding the office of director of the Company;

(h)
“Employee” means an individual regularly employed on a full-time or part-time basis by the Company or an affiliate of the Company or an individual who, on a regular basis and for a minimum amount of time per week, performs services for the Company or an affiliate of the Company normally provided by an employee, and for the purpose of the Plan includes a Management Company Employee;

(i)
“Exchange” means the TSX Venture Exchange or, if the Shares are no longer listed for trading on the TSX Venture Exchange, then such other exchange(s) or quotation systems(s) on which the Shares are listed or quoted for trading;

(j)	"Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder;

(k)
"Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date, subject to the provisions of the Plan relating to vesting of Options;

(l)	"Exercise Price" means the price at which an Option may be exercised as determined in accordance with paragraph 3.5;

(m)	"Expiry Date" means the date determined in accordance with paragraph 3.3 and after which a particular Option cannot be exercised;

(n)
“Management Company Employee” means an individual employed by a person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a person involved in investor relations activities;

(o)	"Option" means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

(p)	"Option Certificate" means the certificate, substantially in the form set out as Schedule "A" hereto, evidencing an Option;

(q)
"Option Holder" means a Director, Employee or Consultant or former Director, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

(r)	"Plan" means this PMI Ventures Ltd. stock option plan, as amended from time to time;

(s)	"Personal Representative" means:

(i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so, and

(ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder; and

(t)	"Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital of the Company.

1.2            Choice of Law

The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

1.3            Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE 2
PURPOSE AND PARTICIPATION

2.1            Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments.

2.2            Participation

The Board shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option or to a Director, the Board shall, in its sole discretion but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee or a Consultant, the number of Shares to be acquired on the exercise of such Option, shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)	the remuneration paid to the Employee or Consultant as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b)	the length of time that the Employee or Consultant has been employed or engaged by the Company; and

(c)	the quality of work performed by the Employee or Consultant.

2.3            Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4            Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5            Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee or a Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

3.1            Board to Allot Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2            Number of Shares

The maximum number of Shares issuable under the Plan, together with the number of Shares issuable under outstanding options granted otherwise than under the Plan, shall not exceed 2,466,047 Shares of the Company. Additionally, the Company shall not grant Options:

(d)	to any one person in any one year period which could, when exercised, result in the issuance of Shares exceeding five percent (5%) of the issued and outstanding Shares of the Company; or

(e)	to any one Consultant in any one year period which could, when exercised, result in the issuance of Shares exceeding two percent (2%) of the issued and outstanding Shares of the Company; or

(f)
to persons employed to undertake investor relations activities in any one year period which could, when exercised, result in the issuance of Shares exceeding an aggregate of two percent (2%) of the issued and outstanding Shares of the Company.

If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which Option expired or terminated shall again be available for the purposes of the Plan.

3.3            Term of Option

Subject to paragraph 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than:

(a)	for so long as the Company is classified as a venture company or equivalent designation of the Exchange, the fifth anniversary of the Award Date of the Option; or

(b)
if the classification of the Company on the Exchange is upgraded from that of a venture company, or the Shares are no longer listed on the Exchange, the tenth anniversary of the Award Date of the Option.

3.4            Termination of Option

An Option Holder may exercise an Option, subject to any applicable vesting limitations as contemplated herein, in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia, on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (c) below:

(a)

Death

In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee or Consultant (if he or she holds his or her Option as Employee or Consultant), the Expiry Date shall be six (6) months from the date of death of the Option Holder; or

(b)

Ceasing to hold Office

In the event that the Option Holder holds his or her Option as Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director of the Company but continues to be engaged by the Company as an Employee, in which case the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be a Director of the Company as a result of:

(i)
ceasing to meet the qualifications set forth in section 114 of the Company Act, R.S.B.C. 1996, c.62, as amended or such other qualifications required by the corporate laws in any other jurisdiction under which the Company is continued or amalgamated; or

(ii)
a resolution having been passed by the members of the Company pursuant to subsection 130(3) of the Company Act, R.S.B.C. 1996, c.62, as amended or an equivalent enactment pursuant to the corporate laws in any other jurisdiction under which the Company is continued or amalgamated; or

(iii)	by order of the British Columbia Securities Commission, the Exchange or any regulatory body having jurisdiction to so order;

in which case the Expiry Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)

Ceasing to be Employed

In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be an Employee or a Consultant of the Company unless the Option Holder ceases to be an Employee or Consultant of the Company as a result of:

	(i)	termination for cause, or in the case of a Consultant, breach of contract; or

	(ii)	by order of the British Columbia Securities Commission, the Exchange, or any regulatory body having jurisdiction to so order;

in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.5            Exercise Price

The Exercise Price shall be that price per share, as determined by the Board in its sole discretion as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, shall not be less than the closing price of the Company’s shares traded through the facilities of the Exchange on the date preceding the Award Date, less any discounts permitted by the Exchange, or such other price as may be required by the Exchange.

3.6            Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.7            Adjustments

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the "Event"), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Option unless such amount of Shares represents the balance left to be exercised under the Option.

3.8            Vesting

For so long as the Company is classified as a Tier 2 company on the Exchange, all Options granted pursuant to the Plan must contain conditions relating to the vesting of the right to exercise an Option granted to any Option Holder, which will provide that the right to purchase shares under the Option not be exercised any earlier than the following times (although the Board may impose longer vesting periods):

Date After Which the Shares
Number of Shares	May be Purchased

One Third	Six Months After Award Date
One Third	One Year Following the Award Date
One Third	Eighteen Months Following the Award Date

In the event that the classification of the Company on the Exchange is upgraded from that of a Tier 2 company, or the Company’s common shares are no longer listed on the Exchange, the Board may, in it’s sole discretion at the time the Option is granted, but will not be required to, impose conditions relating to the vesting of the right to exercise an Option granted to any Option Holder.

The Option Certificate representing any such Option will disclose any vesting conditions.

3.            Grants to Employees, Consultants or Management Company Employees

In connection with any Option granted to an Employee, a Consultant or a Management Company Employee, the Company will be required to represent that the proposed Option Holder is a bona fide Employee, Consultant or Management Company Employee.

ARTICLE 4
EXERCISE OF OPTION

4.1            Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2            Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of Shares available under the Option.

4.3            Condition of Issue

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully cooperate with the Company in complying with such laws, rules and regulations.

ARTICLE 5
ADMINISTRATION

5.1            Administration

The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

5.2            Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE 6
AMENDMENT AND TERMINATION

6.1            Prospective Amendment

Subject to applicable regulatory and, if required by any relevant law, rule or regulation applicable to the Plan, to shareholder approval, the Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares or for any other purpose which may be permitted by all relevant laws, rules and regulations provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

6.2            Retrospective Amendment

Subject to applicable regulatory and, if required by any relevant law, rule or regulation applicable to the Plan, to shareholder approval, the Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted. For greater certainty, the policies of the Exchange currently requires that disinterested shareholder approval be obtained for any reduction in the Exercise Price of any Option held by an insider of the Company.

6.3            Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination and notwithstanding such termination the Company, such Options, Option Holders, Directors and Employees and Shares shall continue to be governed by the provisions of the Plan.

6.4            Agreement

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan.

ARTICLE 7
APPROVALS REQUIRED FOR PLAN

7.1            Approvals Required for Plan

Prior to its implementation by the Company, the Plan is subject to approvals by the shareholders of the Company at general meeting and the Exchange.

7.2            Substantive Amendments to Plan

Any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals of:

(a)
the shareholders or disinterested shareholders, as the case may be, of the Company at general meeting where required by the rules and policies of any stock exchange on which the Shares may be listed for trading; and

(b)	any stock exchange on which the Shares may be listed for trading.

SCHEDULE "A"

PMI VENTURES LTD.
STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the PMI VENTURES LTD. (the "Company") Stock Option Plan (the "Plan") and evidences that __________________________ is the holder of an option (the "Option") [and applicable stock appreciation rights] to purchase up to common shares (the "Shares") in the capital stock of the Company at a purchase price of $_______ per Share. Subject to the provisions of the Plan:

(a)	the Award Date of this Option is; and

(b)	the Expiry Date of this Option is

The right to purchase shares under the Option will vest in the holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to PMI Ventures Ltd. in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

The foregoing Option has been awarded this ____ day of ______________________.

Without prior written consent of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate and the shares issuable upon the exercise thereof my not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until _____________________ [ insert date that is four months plus one day from the date of grant].

Unless permitted under securities legislation, the holder of the securities shall not trade the securities before‚ insert date that is four months plus one day from the date of grant or 12 months plus one day if the company is not a qualifying issuer.] THIS LEGEND IS NECESSARY ONLY IN LIMITED CIRCUMSTANCES FOR GRANTS TO ASSOCIATED OR IR CONSULTANTS UNDER 45-507]

PMI VENTURES LTD.

Per: __________________________________________